Exhibit 99.(a)(68)

MORGAN STANLEY INSTITUTIONAL FUND, INC.

ARTICLES SUPPLEMENTARY

MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the “Corporation”), does hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST:  The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND:  The Board of Directors of the Corporation (the “Board of Directors”), at a meeting duly convened and held on February 26-27, 2015, adopted resolutions which:  (i) increased the total number of shares of stock which the Corporation has authority to issue to seventy-four billion five hundred million (74,500,000,000) shares of common stock; (ii) established twenty-six (26) additional classes of common stock designated as Active International Allocation Portfolio — Class C, Advantage Portfolio — Class C, Asian Equity Portfolio — Class C, Emerging Markets Domestic Debt Portfolio — Class C, Emerging Markets External Debt Portfolio — Class C, Emerging Markets Leaders Portfolio — Class C, Emerging Markets Portfolio — Class C, Frontier Emerging Markets Portfolio — Class C, Global Advantage Portfolio — Class C, Global Discovery Portfolio — Class C, Global Franchise Portfolio — Class C, Global Infrastructure Portfolio — Class C, Global Insight Portfolio — Class C, Global Opportunity Portfolio — Class C, Global Quality Portfolio — Class C, Global Real Estate Portfolio — Class C, Growth Portfolio — Class C, Insight Portfolio — Class C, International Advantage Portfolio — Class C, International Equity Portfolio — Class C, International Opportunity Portfolio — Class C, International Real Estate Portfolio — Class C, Multi-Asset Portfolio — Class C, Opportunity Portfolio — Class C, Small Company Growth Portfolio — Class C, and U.S. Real Estate Portfolio — Class C; and (iii) classified 500,000,000 shares of common stock as shares of Active International Allocation Portfolio — Class C; 500,000,000 shares of common stock as shares of Advantage Portfolio — Class C; 500,000,000 shares of common stock as shares of Asian Equity Portfolio — Class C; 500,000,000 shares of common stock as shares of Emerging Markets Domestic Debt Portfolio — Class C; 500,000,000 shares of common stock as shares of Emerging Markets External Debt Portfolio — Class C; 500,000,000 shares of common stock as shares of Emerging Markets Leaders Portfolio — Class C; 500,000,000 shares of common stock as shares of Emerging Markets Portfolio — Class C; 500,000,000 shares of common stock as shares of Frontier Emerging Markets Portfolio — Class C; 500,000,000 shares of common stock as shares of Global Advantage Portfolio — Class C; 500,000,000 shares of common stock as shares of Global Discovery Portfolio — Class C; 500,000,000 shares of common stock as shares of Global Franchise Portfolio — Class C; 500,000,000 shares of common stock as shares of Global Infrastructure Portfolio — Class C; 500,000,000 shares of common stock as shares of Global Insight Portfolio — Class C; 500,000,000 shares of common stock as shares of Global Opportunity Portfolio — Class C; 500,000,000 shares of common stock as shares of Global Quality Portfolio — Class C; 500,000,000 shares of common stock as shares of Global Real Estate Portfolio — Class C; 500,000,000 shares of common stock as shares of Growth Portfolio — Class C; 500,000,000 shares of common stock as shares of Insight Portfolio — Class C; 500,000,000 shares of common stock as shares of International Advantage Portfolio — Class C; 500,000,000 shares of common stock as shares of International Equity Portfolio — Class C;

500,000,000 shares of common stock as shares of International Opportunity Portfolio — Class C; 500,000,000 shares of common stock as shares of International Real Estate Portfolio — Class C; 500,000,000 shares of common stock as shares of Multi-Asset Portfolio — Class C; 500,000,000 shares of common stock as shares of Opportunity Portfolio — Class C; 500,000,000 shares of common stock as shares of Small Company Growth Portfolio — Class C; and 500,000,000 shares of common stock as shares of U.S. Real Estate Portfolio — Class C.

THIRD:  The terms applicable to the classes of common stock designated and classified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, as set by the Board of Directors, are the same as the terms of the existing classes of common stock which are set forth in the Articles of Restatement of the Corporation, as amended and supplemented (the “Charter”).

FOURTH:  As of immediately before the increase in the number of authorized shares as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was sixty-one billion five hundred million (61,500,000,000) shares of common stock, having an aggregate par value of sixty-six million five hundred thousand dollars ($66,500,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED

Active International Allocation Portfolio — Class I	500,000,000 shares
Active International Allocation Portfolio — Class A	1,000,000,000 shares
Active International Allocation Portfolio — Class L	500,000,000 shares
Advantage Portfolio — Class I	500,000,000 shares
Advantage Portfolio — Class A	1,000,000,000 shares
Advantage Portfolio — Class L	500,000,000 shares
Advantage Portfolio — Class IS	500,000,000 shares
Asian Equity Portfolio — Class I	500,000,000 shares
Asian Equity Portfolio — Class A	1,000,000,000 shares
Asian Equity Portfolio — Class L	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class I†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class A†	1,000,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class L†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class IS†	500,000,000 shares
Emerging Markets External Debt Portfolio — Class I	500,000,000 shares
Emerging Markets External Debt Portfolio — Class A	1,000,000,000 shares
Emerging Markets External Debt Portfolio — Class L	500,000,000 shares
Emerging Markets External Debt Portfolio — Class IS	500,000,000 shares
Emerging Markets Leaders Portfolio — Class I	500,000,000 shares
Emerging Markets Leaders Portfolio — Class A	1,000,000,000 shares
Emerging Markets Leaders Portfolio — Class L	500,000,000 shares
Emerging Markets Leaders Portfolio — Class IS	500,000,000 shares

Emerging Markets Portfolio — Class I	500,000,000 shares
Emerging Markets Portfolio — Class A	1,000,000,000 shares
Emerging Markets Portfolio — Class L	500,000,000 shares
Emerging Markets Portfolio — Class IS	500,000,000 shares
Frontier Emerging Markets Portfolio — Class I	500,000,000 shares
Frontier Emerging Markets Portfolio — Class A	1,000,000,000 shares
Frontier Emerging Markets Portfolio — Class L	500,000,000 shares
Frontier Emerging Markets Portfolio — Class IS	500,000,000 shares
Global Advantage Portfolio — Class I	500,000,000 shares
Global Advantage Portfolio — Class A	1,000,000,000 shares
Global Advantage Portfolio — Class L	500,000,000 shares
Global Discovery Portfolio — Class I	500,000,000 shares
Global Discovery Portfolio — Class A	1,000,000,000 shares
Global Discovery Portfolio — Class L	500,000,000 shares
Global Franchise Portfolio — Class I	500,000,000 shares
Global Franchise Portfolio — Class A	1,000,000,000 shares
Global Franchise Portfolio — Class L	500,000,000 shares
Global Infrastructure Portfolio — Class I	500,000,000 shares
Global Infrastructure Portfolio — Class A	1,000,000,000 shares
Global Infrastructure Portfolio — Class L	500,000,000 shares
Global Infrastructure Portfolio — Class IS	500,000,000 shares
Global Insight Portfolio — Class I	500,000,000 shares
Global Insight Portfolio — Class A	500,000,000 shares
Global Insight Portfolio — Class L	500,000,000 shares
Global Opportunity Portfolio — Class I	500,000,000 shares
Global Opportunity Portfolio — Class A	1,000,000,000 shares
Global Opportunity Portfolio — Class L	500,000,000 shares
Global Opportunity Portfolio — Class IS	500,000,000 shares
Global Quality Portfolio — Class I	500,000,000 shares
Global Quality Portfolio — Class A	500,000,000 shares
Global Quality Portfolio — Class L	500,000,000 shares
Global Quality Portfolio — Class IS	500,000,000 shares
Global Real Estate Portfolio — Class I	500,000,000 shares
Global Real Estate Portfolio — Class A	1,000,000,000 shares
Global Real Estate Portfolio — Class L	500,000,000 shares
Global Real Estate Portfolio — Class IS	500,000,000 shares
Growth Portfolio — Class I	500,000,000 shares
Growth Portfolio — Class A	1,000,000,000 shares
Growth Portfolio — Class L	500,000,000 shares
Growth Portfolio — Class IS	500,000,000 shares
Insight Portfolio — Class I	500,000,000 shares
Insight Portfolio — Class A	500,000,000 shares
Insight Portfolio — Class L	500,000,000 shares
International Advantage Portfolio — Class I	500,000,000 shares
International Advantage Portfolio — Class A	1,000,000,000 shares
International Advantage Portfolio — Class L	500,000,000 shares

International Equity Portfolio — Class I	500,000,000 shares
International Equity Portfolio — Class A	1,000,000,000 shares
International Equity Portfolio — Class L	500,000,000 shares
International Equity Portfolio — Class IS	500,000,000 shares
International Opportunity Portfolio — Class I	500,000,000 shares
International Opportunity Portfolio — Class A	1,000,000,000 shares
International Opportunity Portfolio — Class L	500,000,000 shares
International Opportunity Portfolio — Class IS	500,000,000 shares
International Real Estate Portfolio — Class I	500,000,000 shares
International Real Estate Portfolio — Class A	500,000,000 shares
International Real Estate Portfolio — Class H	500,000,000 shares
International Real Estate Portfolio — Class L	500,000,000 shares
International Real Estate Portfolio — Class IS	500,000,000 shares
International Small Cap Portfolio — Class I	1,000,000,000 shares
International Small Cap Portfolio — Class A	1,000,000,000 shares
International Small Cap Portfolio — Class L	500,000,000 shares
Multi-Asset Portfolio — Class I	500,000,000 shares
Multi-Asset Portfolio — Class A	1,000,000,000 shares
Multi-Asset Portfolio — Class L	500,000,000 shares
Opportunity Portfolio — Class I	500,000,000 shares
Opportunity Portfolio — Class A	1,000,000,000 shares
Opportunity Portfolio — Class L	500,000,000 shares
Opportunity Portfolio — Class IS	500,000,000 shares
Small Company Growth Portfolio — Class I	500,000,000 shares
Small Company Growth Portfolio — Class A	1,000,000,000 shares
Small Company Growth Portfolio — Class L	500,000,000 shares
Small Company Growth Portfolio — Class IS	500,000,000 shares
U.S. Real Estate Portfolio — Class I	500,000,000 shares
U.S. Real Estate Portfolio — Class A	1,000,000,000 shares
U.S. Real Estate Portfolio — Class L	500,000,000 shares
U.S. Real Estate Portfolio — Class IS	500,000,000 shares
Total	61,500,000,000 shares

†     The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Domestic Debt Portfolio — Class I, Emerging Markets Domestic Debt Portfolio — Class A, Emerging Markets Domestic Debt Portfolio — Class L and Emerging Markets Domestic Debt Portfolio — Class IS, which have a par value of $0.003 per share.

FIFTH:    As increased, the total number of shares of stock of all classes that the Corporation has authority to issue is seventy-four billion five hundred million (74,500,000,000) shares of common stock, having an aggregate par value of eighty million five hundred thousand dollars ($80,500,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED

Active International Allocation Portfolio — Class I	500,000,000 shares
Active International Allocation Portfolio — Class A	1,000,000,000 shares
Active International Allocation Portfolio — Class L	500,000,000 shares
Active International Allocation Portfolio — Class C	500,000,000 shares
Advantage Portfolio — Class I	500,000,000 shares
Advantage Portfolio — Class A	1,000,000,000 shares
Advantage Portfolio — Class L	500,000,000 shares
Advantage Portfolio — Class IS	500,000,000 shares
Advantage Portfolio — Class C	500,000,000 shares
Asian Equity Portfolio — Class I	500,000,000 shares
Asian Equity Portfolio — Class A	1,000,000,000 shares
Asian Equity Portfolio — Class L	500,000,000 shares
Asian Equity Portfolio — Class C	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class I†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class A†	1,000,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class L†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class IS†	500,000,000 shares
Emerging Markets Domestic Debt Portfolio — Class C†	500,000,000 shares
Emerging Markets External Debt Portfolio — Class I	500,000,000 shares
Emerging Markets External Debt Portfolio — Class A	1,000,000,000 shares
Emerging Markets External Debt Portfolio — Class L	500,000,000 shares
Emerging Markets External Debt Portfolio — Class IS	500,000,000 shares
Emerging Markets External Debt Portfolio — Class C	500,000,000 shares
Emerging Markets Leaders Portfolio — Class I	500,000,000 shares
Emerging Markets Leaders Portfolio — Class A	1,000,000,000 shares
Emerging Markets Leaders Portfolio — Class L	500,000,000 shares
Emerging Markets Leaders Portfolio — Class IS	500,000,000 shares
Emerging Markets Leaders Portfolio — Class C	500,000,000 shares
Emerging Markets Portfolio — Class I	500,000,000 shares
Emerging Markets Portfolio — Class A	1,000,000,000 shares
Emerging Markets Portfolio — Class L	500,000,000 shares
Emerging Markets Portfolio — Class IS	500,000,000 shares
Emerging Markets Portfolio — Class C	500,000,000 shares
Frontier Emerging Markets Portfolio — Class I	500,000,000 shares
Frontier Emerging Markets Portfolio — Class A	1,000,000,000 shares
Frontier Emerging Markets Portfolio — Class L	500,000,000 shares
Frontier Emerging Markets Portfolio — Class IS	500,000,000 shares
Frontier Emerging Markets Portfolio — Class C	500,000,000 shares
Global Advantage Portfolio — Class I	500,000,000 shares
Global Advantage Portfolio — Class A	1,000,000,000 shares
Global Advantage Portfolio — Class L	500,000,000 shares

Global Advantage Portfolio — Class C	500,000,000 shares
Global Discovery Portfolio — Class I	500,000,000 shares
Global Discovery Portfolio — Class A	1,000,000,000 shares
Global Discovery Portfolio — Class L	500,000,000 shares
Global Discovery Portfolio — Class C	500,000,000 shares
Global Franchise Portfolio — Class I	500,000,000 shares
Global Franchise Portfolio — Class A	1,000,000,000 shares
Global Franchise Portfolio — Class L	500,000,000 shares
Global Franchise Portfolio — Class C	500,000,000 shares
Global Infrastructure Portfolio — Class I	500,000,000 shares
Global Infrastructure Portfolio — Class A	1,000,000,000 shares
Global Infrastructure Portfolio — Class L	500,000,000 shares
Global Infrastructure Portfolio — Class IS	500,000,000 shares
Global Infrastructure Portfolio — Class C	500,000,000 shares
Global Insight Portfolio — Class I	500,000,000 shares
Global Insight Portfolio — Class A	500,000,000 shares
Global Insight Portfolio — Class L	500,000,000 shares
Global Insight Portfolio — Class C	500,000,000 shares
Global Opportunity Portfolio — Class I	500,000,000 shares
Global Opportunity Portfolio — Class A	1,000,000,000 shares
Global Opportunity Portfolio — Class L	500,000,000 shares
Global Opportunity Portfolio — Class IS	500,000,000 shares
Global Opportunity Portfolio — Class C	500,000,000 shares
Global Quality Portfolio — Class I	500,000,000 shares
Global Quality Portfolio — Class A	500,000,000 shares
Global Quality Portfolio — Class L	500,000,000 shares
Global Quality Portfolio — Class IS	500,000,000 shares
Global Quality Portfolio — Class C	500,000,000 shares
Global Real Estate Portfolio — Class I	500,000,000 shares
Global Real Estate Portfolio — Class A	1,000,000,000 shares
Global Real Estate Portfolio — Class L	500,000,000 shares
Global Real Estate Portfolio — Class IS	500,000,000 shares
Global Real Estate Portfolio — Class C	500,000,000 shares
Growth Portfolio — Class I	500,000,000 shares
Growth Portfolio — Class A	1,000,000,000 shares
Growth Portfolio — Class L	500,000,000 shares
Growth Portfolio — Class IS	500,000,000 shares
Growth Portfolio — Class C	500,000,000 shares
Insight Portfolio — Class I	500,000,000 shares
Insight Portfolio — Class A	500,000,000 shares
Insight Portfolio — Class L	500,000,000 shares
Insight Portfolio — Class C	500,000,000 shares
International Advantage Portfolio — Class I	500,000,000 shares
International Advantage Portfolio — Class A	1,000,000,000 shares
International Advantage Portfolio — Class L	500,000,000 shares
International Advantage Portfolio — Class C	500,000,000 shares

International Equity Portfolio — Class I	500,000,000 shares
International Equity Portfolio — Class A	1,000,000,000 shares
International Equity Portfolio — Class L	500,000,000 shares
International Equity Portfolio — Class IS	500,000,000 shares
International Equity Portfolio — Class C	500,000,000 shares
International Opportunity Portfolio — Class I	500,000,000 shares
International Opportunity Portfolio — Class A	1,000,000,000 shares
International Opportunity Portfolio — Class L	500,000,000 shares
International Opportunity Portfolio — Class IS	500,000,000 shares
International Opportunity Portfolio — Class C	500,000,000 shares
International Real Estate Portfolio — Class I	500,000,000 shares
International Real Estate Portfolio — Class A	500,000,000 shares
International Real Estate Portfolio — Class H	500,000,000 shares
International Real Estate Portfolio — Class L	500,000,000 shares
International Real Estate Portfolio — Class IS	500,000,000 shares
International Real Estate Portfolio — Class C	500,000,000 shares
International Small Cap Portfolio — Class I	1,000,000,000 shares
International Small Cap Portfolio — Class A	1,000,000,000 shares
International Small Cap Portfolio — Class L	500,000,000 shares
Multi-Asset Portfolio — Class I	500,000,000 shares
Multi-Asset Portfolio — Class A	1,000,000,000 shares
Multi-Asset Portfolio — Class L	500,000,000 shares
Multi-Asset Portfolio — Class C	500,000,000 shares
Opportunity Portfolio — Class I	500,000,000 shares
Opportunity Portfolio — Class A	1,000,000,000 shares
Opportunity Portfolio — Class L	500,000,000 shares
Opportunity Portfolio — Class IS	500,000,000 shares
Opportunity Portfolio — Class C	500,000,000 shares
Small Company Growth Portfolio — Class I	500,000,000 shares
Small Company Growth Portfolio — Class A	1,000,000,000 shares
Small Company Growth Portfolio — Class L	500,000,000 shares
Small Company Growth Portfolio — Class IS	500,000,000 shares
Small Company Growth Portfolio — Class C	500,000,000 shares
U.S. Real Estate Portfolio — Class I	500,000,000 shares
U.S. Real Estate Portfolio — Class A	1,000,000,000 shares
U.S. Real Estate Portfolio — Class L	500,000,000 shares
U.S. Real Estate Portfolio — Class IS	500,000,000 shares
U.S. Real Estate Portfolio — Class C	500,000,000 shares
Total	74,500,000,000 shares

†     The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Domestic Debt Portfolio — Class I, Emerging Markets Domestic Debt Portfolio — Class A, Emerging Markets Domestic Debt Portfolio — Class L, Emerging Markets Domestic Debt Portfolio — Class IS and Emerging Markets Domestic Debt Portfolio — Class C, which have a par value of $0.003 per share.

SIXTH:  The aggregate number of shares of stock of all classes that the Corporation has authority to issue has been increased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law, and the shares of Active International Allocation Portfolio — Class C, Advantage Portfolio — Class C, Asian Equity Portfolio — Class C, Emerging Markets Domestic Debt Portfolio — Class C, Emerging Markets External Debt Portfolio — Class C, Emerging Markets Leaders Portfolio — Class C, Emerging Markets Portfolio — Class C, Frontier Emerging Markets Portfolio — Class C, Global Advantage Portfolio — Class C, Global Discovery Portfolio — Class C, Global Franchise Portfolio — Class C, Global Infrastructure Portfolio — Class C, Global Insight Portfolio — Class C, Global Opportunity Portfolio — Class C, Global Quality Portfolio — Class C, Global Real Estate Portfolio — Class C, Growth Portfolio — Class C, Insight Portfolio — Class C, International Advantage Portfolio — Class C, International Equity Portfolio — Class C, International Opportunity Portfolio — Class C, International Real Estate Portfolio — Class C, Multi-Asset Portfolio — Class C, Opportunity Portfolio — Class C, Small Company Growth Portfolio — Class C, and U.S. Real Estate Portfolio — Class C have been classified and designated by the Board of Directors under the authority contained in Article FIFTH, Section 3 of the Charter.

SEVENTH:  These Articles Supplementary shall be effective upon filing with the Department.

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 23rd day of April, 2015.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

	By:	/s/ John H. Gernon
John H. Gernon
President

ATTEST:

/s/ Mary E. Mullin
Mary E. Mullin
Secretary

THE UNDERSIGNED, President of MORGAN STANLEY INSTITUTIONAL FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

/s/ John H. Gernon
John H. Gernon
President